Exhibit 10.19
McKESSON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT
2005 STOCK PLAN
     The Board of Directors of McKesson Corporation has approved a grant to you (the “Grantee”)                                          (        ) Restricted Stock Units (“RSUs”) pursuant to the McKesson Corporation 2005 Stock Plan (the “Plan”), as described below.

Grantee Name:
Grantee Address:

Number of RSUs granted:

Date of Grant:

Vesting Date:

Expiration Date:

Vesting Schedule: Provided you continue to provide services to the Company or any subsidiary or parent of the Company through the vesting date, the RSUs will become ___ vested on and remaining vested on .

Additional Terms: ☐ If this boxed is checked, the additional terms and conditions set forth on Attachment 1 hereto (which must be executed by the Company and the Grantee) are applicable and are incorporated herein by reference. (No document need be attached as Attachment 1 if the box is not checked.)

By their signatures below, the Company and the Grantee agree that the RSUs are granted under and governed by this Restricted Stock Unit Agreement and by the provisions of the Plan and the Statement of Terms and Conditions attached hereto. The Plan and the Statement of Terms and Conditions are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Statement of Terms and Conditions, as applicable. The Grantee acknowledges receipt of a copy of the Plan, the Statement of Terms and Conditions and the Plan Prospectus, represents that the Grantee has carefully read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions. The Grantee acknowledges that there may be adverse tax consequences upon settlement of the RSUs or disposition of the shares, if any, received in connection therewith and that Grantee should consult a tax adviser prior to such settlement or disposition.

Please sign your name in the space provided below on this Restricted Stock Unit Agreement and return an executed copy to Evelyn Shaffer, Stock Administrator, McKesson Corporation, One Post Street, Suite 3300, San Francisco, CA 94104.

McKesson Corporation		Grantee

By:	/s/ John H. Hammergren	Date:

John H. Hammergren
Chairman, President and Chief Executive Officer
Attachments:
•	2005 Stock Plan

•	Statement of Terms and Conditions Applicable to Restricted Stock Units Granted Under the 2005 Stock Plan.

•	Prospectus

•	Withholding Election for Restricted Stock Units